SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 11, 1996
                                          -------------

                               ENCON SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-11065                                         04-3069270
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(Commission File Number)                    (I.R.S. Employer Identification No.)

     86 South Street, Hopkinton, Massachusetts                 01748
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      (Address of Principal Executive Offices)               (Zip Code)

                                 (508) 435-7700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



                                TABLE OF CONTENTS

                                    FORM 8-K

                                  June 11, 1996

Item                                                                  Page
- ----                                                                  ----
ITEM 5.           OTHER EVENTS                                          1

SIGNATURES                                                              2

EXHIBITS                                                                None

                                       -i-



ITEM 5.           OTHER EVENTS

         a. On May 29, 1996, C. Gerard Morneau tendered his resignation as a Director of ENCON Systems, Inc. (the "Company") and as a Director of the Company's Canadian operations. Mr. Morneau will continue to serve as President of the Company's Canadian operations.

         b. On May 31, 1996, Robert C. Kemper tendered his resignation as a Director of the Company. Mr. Kemper will continue to serve as President of Kemper Management Services, Inc., a wholly-owned subsidiary of the Company, and as Executive Vice President of the Company.

                                       -1-


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ENCON Systems, Inc.

                                                By: /s/ Alan L. Freidman
                                                    ----------------------------
                                                    Alan L. Freidman
                                                    Chief Executive Officer

Date:  June 11, 1996

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